SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported): September 4, 1996
- --------------------------------------------------------------------------------


                               CENTURA BANKS, INC.
- -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
- -------------------------------------------------------------------------------
(State of Incorporation)        (Commission File Number)  (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
- --------------------------------------------------------------------------------
(Address of principal executive office)                       (Zip code)


Registrant's telephone number, including area code:           (919) 977-4400
- --------------------------------------------------------------------------------


                                       N/A
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Centura Banks, Inc.

Item 2.  Acquisition or Disposition of Assets.
As additional information to security holders and investors, the Registrant, pursuant to Article 11, Rule 11-01(a)(8), of Regulation S-X, is providing pro forma financial information as identified in Item 7.

Item 7.  Financial statements and Exhibits.
(b) Pro Forma financial information.
The following unaudited pro forma combined condensed balance sheet as of June 30, 1996, and the unaudited pro forma combined condensed income statements for the six months ended June 30, 1996, and for the year ended December 31, 1995, give effect to the affiliation with Centura Banks, Inc. ("Centura") of First Community Bank, Gastonia, North Carolina ("FCB"), presented under the purchase method of accounting, which requires that all assets and liabilities be adjusted to their estimated fair value as of the date of the acquisition, and the purchase of 49 percent interest in First Greensboro Home Equity, Inc., ("EqInt"). In connection with the acquisition of FCB, management anticipates that it will acquire up to 100 percent of the shares to be exchanged in the combination, as approved by Centura's Board of Directors. The pro forma financial information presented herein gives effect to the possible purchase by Centura of these shares. Pro forma adjustments to the balance sheet are computed as if the transactions occurred at June 30, 1996, while pro forma adjustments to the income statements presented are computed as if the transactions were consummated at January 1, 1995.

Additionally, the unaudited pro forma combined condensed balance sheet as of June 30, 1996, and the unaudited pro forma combined condensed income statements for the six months ended June 30, 1996, and for each of the years in the three-year period ended December 31, 1995, combine the historical financial statements of Centura with FirstSouth Bank, Burlington, North Carolina ("FSB") and CLG, Inc., Raleigh, North Carolina ("CLG"), after giving effect to the merger of both entities using the pooling-of-interests method of accounting. Pro forma adjustments to the balance sheet are computed as if the transactions occurred at June 30, 1996, while pro forma adjustments to the income statements are computed as if the transactions were consummated on January 1 of the earliest period presented. The historical information presented for Centura has been restated to include the effects of the First Commercial Holding Corp. merger that was consummated on February 27, 1996, and accounted for using the pooling-of-interests method of accounting.

The pro forma statements are provided for informational purposes only. The pro forma fully combined financial information set forth herein reflects the consummation of the acquisitions noted above as presently contemplated, which event is in Centura's judgment, most likely to occur. The pro forma financial information is not necessarily indicative of actual results that would have been achieved had the transactions been consummated on June 30, 1996, or at the beginning of the periods presented, and is not necessarily indicative of future results. The pro forma statements should be read in conjunction with the audited consolidated financial statements of Centura and the notes thereto included in Centura's annual report on Form 10-K for the year ended December 31, 1995, and Centura's quarterly reports on Form 10-Q for the quarter ended June 30, 1996.

CENTURA BANKS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
As of June 30, 1996
(in thousands, except share and per share data)



                                                                   --------------------------------------------------
                                                     Centura                                                             Pro forma
                                                   Banks, Inc.       Historical          FCB             EqInt/         Registrant/
                                                  (Registrant)           FCB         Adjustments      Adjustments        FCB/EqInt
                                               ------------------------------------------------------------------------------------
                                               (1,2)              (1)             (3)             (1,6)
ASSETS
Cash and due from banks                      $      213,693           3,496             (231)                            174,903
                                                                                     (12,805)         (29,250)
Investment securities:
        Available for sale                        1,064,137          22,503                -                           1,086,640
        Held to maturity                            246,765               -                -                             246,765
Other interest-earning assets                        32,901           9,875                -                              42,776
Loans and leases                                  3,829,120          82,864                -                           3,911,984
  Less allowance for loan and lease losses           56,297           1,239                -                              57,536
                                               ----------------------------------------------------------------------------------
  Net loans                                       3,772,823          81,625                -                -          3,854,448
Bank premises and equipment                          87,599           2,114                -                              89,713
Other assets                                        213,165           1,740           15,855           29,250            260,010
                                               ----------------------------------------------------------------------------------
      Total assets                           $    5,631,083         121,353            2,819                -          5,755,255
                                               ==================================================================================

LIABILITIES
Deposits:
  Demand, noninterest-bearing                       645,354          12,675                -                             658,029
  Interest-bearing                                3,629,922          86,470                -                           3,716,392
                                               ----------------------------------------------------------------------------------
    Total deposits                                4,275,276          99,145                -                -          4,374,421
Borrowed funds                                      655,334           8,720                -                             664,054
Long-term debt                                      233,668               -                -                             233,668
Other liabilities                                    67,931             986                -                              68,917
                                                                                                                               -
                                               ----------------------------------------------------------------------------------
    Total liabilities                             5,232,209         108,851                -                -          5,341,060
                                               ----------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Common stock                                        157,899           3,370           (3,370)                            173,355
                                                                                      28,261
                                                                                     (12,805)
Additional paid in capital                                 -          4,582           (4,582)                                  -
Common stock acquired by ESOP                          (467)              -                -                                (467)
Unrealized securities gains (losses), net            (9,975)           (135)               -                             (10,110)
Retained earnings                                   251,417           4,685           (4,685)                            251,417
                                               ----------------------------------------------------------------------------------
    Total shareholders' equity                      398,874          12,502            2,819                -            414,195
                                               ----------------------------------------------------------------------------------
     Total liabilities and shareholders'
     equity                                  $    5,631,083         121,353            2,819                -          5,755,255
                                               ==================================================================================

Outstanding common shares                        22,499,295         808,793                                           22,908,585
Book value per share                         $        17.73           15.46                                                18.08




                                                    Pooling                  Pro forma                   Pooling
                                          ------------------------------                     ---------------------------------
                                                                            Registrant/                                 Pro forma
                                           Historical         FSB            FCB/EqInt/   Historical          CLG           Fully
                                              FSB         Adjustments           FSB         CLG          Adjustments     Combined
                                          ---------------------------------------------------------------------------------------
                                              (1)          (4)                                (1,5)         (5)
ASSETS
Cash and due from banks                        6,254            -             181,157               -            -        181,157

Investment securities:
        Available for sale                    13,861            -           1,100,501               -            -      1,100,501
        Held to maturity                      14,722            -             261,487               -            -        261,487
Other interest-earning assets                  6,253            -              49,029               -            -         49,029
Loans and leases                             131,799            -           4,043,783         97,403       (14,569)     4,126,617
  Less allowance for loan and lease losses     1,714            -              59,250            135             -         59,385
                                          ----------------------------------------------------------------------------------------
  Net loans                                  130,085            -           3,984,533         97,268       (14,569)     4,067,232
Bank premises and equipment                    4,009            -              93,722         16,875        12,341        122,938
Other assets                                   2,596            -             262,606          9,760             -        272,366
                                                                                                                                -
                                          ---------------------------------------------------------------------------------------
    Total assets                             177,780            -           5,933,035        123,903        (2,228)     6,054,710
                                          ========================================================================================

LIABILITIES
Deposits:
  Demand, noninterest-bearing                 19,894            -             677,923               -                     677,923
  Interest-bearing                           139,033            -           3,855,425               -                   3,855,425
                                          ----------------------------------------------------------------------------------------
    Total deposits                           158,927            -           4,533,348               -                   4,533,348
Borrowed funds                                     -            -             664,054            227          (227)       664,054
Long-term debt                                     -            -             233,668         92,511        (2,001)       324,178
Other liabilities                              1,729            -              70,646         11,501                       82,147
                                                                                                                                 -
                                          ----------------------------------------------------------------------------------------
    Total liabilities                        160,656            -           5,501,716        104,239        (2,228)     5,603,727
                                          ----------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Common stock                                   6,119       9,271              188,745                5           -        188,750


Additional paid in capital                     9,271      (9,271)                   -               -            -               -
Common stock acquired by ESOP                      -            -                (467)              -            -           (467)
Unrealized securities gains (losses), net        (68)           -             (10,178)              -            -        (10,178)
Retained earnings                              1,802            -             253,219         19,659             -        272,878
                                          ----------------------------------------------------------------------------------------
    Total shareholders' equity                17,124            -             431,319         19,664             -        450,983
                                          ========================================================================================
    Total liabilities and shareholders'
     equity                                  177,780            -           5,933,035        123,903        (2,228)     6,054,710
                                          ========================================================================================

Outstanding common shares                  1,835,841                       23,936,656          5,000                   25,598,628
Book value per share                            9.33                            18.02        3932.80                        17.62

See notes to pro forma balance sheet.

CENTURA BANKS, INC.
Notes To Unaudited Pro Forma Combined Condensed Balance Sheet
As of June 30, 1996

(1) In the opinion of mangement of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring in nature.

(2) Centura's historical information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

(3) First Community Bank, Gastonia, NC ("FCB"):

     a) The acquisition of FCB, accounted for under the purchase method of accounting, was consummated on August 16, 1996 through the issuance of 776,441 shares of Centura common stock. The historical data and pro forma adjustments reflect the actual consummation of this transaction. Approximately 409,000 of the shares issued were repurchased through June 30, 1996. The pro forma adjustments reflect the assumption that simultaneously with the acquisition, Centura will complete its repurchase of up to 100% of the shares (i.e. approximately 367,000 shares at an estimated value of $12.8 million). Such completion of the share repurchase program, previously approved under separate action by Centura's board of directors, will not in actuality occur simultaneously with the consummation of the acquisition and may result in less than a 100% repurchase. It is assumed Centura will utilize liquid assets currently available to fund the repurchase of shares.

     b) Goodwill of approximately $15.9 million was recorded, representing the excess of cost over estimated fair value of the net assets acquired.

(4) FirstSouth Bank, Burlington, NC ("FSB"):

     The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of an estimated 1,028,070 shares of Centura common stock for the outstanding shares of FSB, given an exchange ratio of .56 share of Centura common stock for each share of FSB common stock.

(5)      CLG, Inc., Raleigh, NC  ("CLG"):

     The merger of CLG is presented under the pooling-of-interests method of accounting, with the issuance of an estimated 1,661,972 shares of Centura common stock for the outstanding shares of CLG, given an exchange ratio of
     332.3944 shares of Centura common stock for each share of CLG common stock. Since CLG is on a fiscal year ending January 31, the data included is the financial position of CLG at 7/31/96. Adjustments have been made to eliminate and reclassify intercompany business.

(6)  First Greensboro Home Equity, Inc., Greensboro, NC ("First Greensboro"):
     The purchase of 49 percent interest in First Greensboro ("EqInt") for approximately $29 million will be accounted for as an unconsolidated subsidiary, using the equity method of accounting, as First Greensboro will retain controlling interest of the company.

CENTURA BANKS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
For the Six Months Ended June 30, 1996
(in thousands, except share and per share data)


                                         Centura                            Purchase
                                                      -----------------------------------------------------
                                       Banks, Inc.        Historical           FCB             EqInt/
                                       (Registrant)          FCB           Adjustments      Adjustments
                                       ----------------------------------------------------------------------
                                          (1,2)              (1)              (3,4)           (1,3,7)
Interest income                               215,915                 4,873
Interest expense                              101,229                 2,195
                                       ----------------------------------------------------------------------
       Net interest income                    114,686                 2,678                 -         -
Provision for loan losses (PFLL)                  4,325                  144
                                       ----------------------------------------------------------------------
       Net interest income after PFLL         110,361                 2,534                 -          -
Noninterest income                              38,767                   421                      (1,146)
Noninterest expense                             97,508                1,900              529         956
                                       ----------------------------------------------------------------------
Income before income taxes                      51,620                1,055             (529)     (2,102)
Income taxes                                    19,196                   307                -       (138)
                                       ----------------------------------------------------------------------
       Net income                               32,424                   748            (529)     (1,964)
                                       ======================================================================
Earnings per common share:
       Primary                                      1.39                0.97
       Fully diluted                                1.39                0.97
Average common shares:
       Primary                             23,257,200             771,817
       Fully diluted                       23,257,200             771,817



                                      Pro forma         Pooling         Pro forma         Pooling       Pro forma
                                                     ----------------                   --------------
                                      Registrant/      Historical       Registrant/      Historical        Fully
                                       FCB/EqInt           FSB         FCB/EqInt/FSB         CLG          Combined
                                      ---------------------------------------------------------------------------------
                                                          (1,5)                             (1,6)
Interest income                              220,788            6,828             227,616       5,713          233,329
Interest expense                             103,424            3,071             106,495       3,490          109,985
                                      ---------------------------------------------------------------------------------
       Net interest income                   117,364            3,757             121,121       2,223          123,344
Provision for loan losses (PFLL)               4,469             125                4,594           -            4,594
                                      ---------------------------------------------------------------------------------
       Net interest income after PFLL        112,895            3,632             116,527       2,223          118,750
Noninterest income                            38,042              606              38,648     10,056            48,704
Noninterest expense                          100,893            2,665             103,558       9,632          113,190
                                      ---------------------------------------------------------------------------------
Income before income taxes                     50,044           1,573               51,617      2,647            54,264
Income taxes                                   19,365              549              19,914      1,061            20,975
                                      ---------------------------------------------------------------------------------
       Net income                              30,679           1,024               31,703      1,586            33,289
                                      =================================================================================
Earnings per common share:
       Primary                                     1.30            0.52                 1.28      317.20             1.26
       Fully diluted                               1.30            0.51                 1.28      317.20             1.26
Average common shares:
       Primary                            23,647,778       1,976,682         24,754,720         5,000       26,416,692
       Fully diluted                      23,647,778       1,994,926         24,764,937         5,000       26,426,909

- ------------------------------------------
Notes:

 (1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring in nature.

 (2) Centura's historical information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

 (3) Pro forma adjustments have been computed assuming that the transactions presented were completed January 1, 1995.

 (4) First Community Bank, Gastonia, NC ("FCB"): a) The pro forma adjustments assume that, simultaneously with the acquisiton, Centura repurchased or completed its repurchase of 100% of the shares to be issued in connection with the FCB acquisition and that there was no price differential between the stock issued and the stock repurchase. b) Amortization of goodwill is over a 15-year period (the period estimated to be benefited) using straight-line method ($1,057,000/year). Such amortization is not deductible for tax purposes; thus, no adjustment is made for tax benefit of this expense. c) Pro forma share and per share data are computed assuming the issuance of 740,944 additional average shares of Centura common stock in consummating the FCB acquisition (given exchange ratio of .96), adjusted for shares remaining to be repurchased simultaneously upon consummation. Refer to Note 3 of notes to unaudited pro forma combined condensed balance sheet.

 (5) FirstSouth Bank, Burlington, NC ("FSB") The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for FSB common stock at an exchange ratio of .56 share of Centura common stock for each share of FSB common stock.

 (6) CLG, Inc., Raleigh, NC ("CLG") The merger of CLG is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for CLG common stock at an exchange ratio of 332.3944 shares of Centura common stock for each share of CLG common stock. Since CLG's fiscal year ends January 31, the above includes the six-month period ending 7/31/96. Adjustments to eliminate and reclassify intercompany business are not material.

 (7)   49% Interest in First Greensboro Home Equity, Greensboro, NC ("EqInt"):
       The 49% share of First Greensboro's net loss is included under noninterest income. Without a one-time prepayment penalty incurred by First Greensboro in 1996, Centura's 49% share of net income, tax effected, would have been $290,000. The excess of Centura's cost of this investment over 49% of Centura's equity in the net assets of First Greensboro will be recognized on a straight line basis over 15 years ($1,913,000 per year), which is not considered deductible for tax purposes.

CENTURA BANKS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
For the Year Ended
December 31, 1995
(in thousands, except share and per share data)


                                                       Centura                         Purchases
                                                                     -----------------------------------------
                                                     Banks, Inc.       Historical        FCB         EqInt/
                                                     (Registrant)         FCB        Adjustments  Adjustments
                                                  ------------------------------------------------------------
                                                        (1,2)             (1)         (3,4)        (1,3,7)
Interest income                                       394,831          9,178
Interest expense                                      181,593          4,059
                                                  ----------------------------------------------------------
       Net interest income                            213,238          5,119             -           -
Provision for loan losses (PFLL)                        7,709            577
                                                  ----------------------------------------------------------
       Net interest income after PFLL                 205,529          4,542            -            -
Noninterest income                                     60,703            762                          716
Noninterest expense                                   173,184          3,418         1,057          1,913
                                                  ----------------------------------------------------------
Income before income taxes                              93,048         1,886        (1,057)        (1,197)
Income taxes                                            33,334           542              -            86
                                                  ----------------------------------------------------------
       Net income                                       59,714         1,344        (1,057)        (1,283)
                                                  ==========================================================
Earnings per common share:
       Primary                                            2.54          1.73
       Fully diluted                                      2.54          1.70
Average common shares:
       Primary                                       23,548,920        774,741
       Fully diluted                                 23,595,644        788,590



                                                   Pro forma         Pooling         Pro forma        Pooling       Pro forma
                                                                 ----------------                   -------------
                                                  Registrant/      Historical       Registrant/      Historical       Fully
                                                   FCB/EqInt           FSB         FCB/EqInt/FSB        CLG         Combined
                                                 --------------------------------------------------------------------------------
                                                                      (1,5)                       (1,6)
Interest income                                          404,009          12,419         416,428    11,276          427,704
Interest expense                                         185,652           5,628         191,280     6,272          197,552
                                                 ---------------------------------------------------------------------------
       Net interest income                               218,357           6,791         225,148     5,004          230,152
Provision for loan losses (PFLL)                           8,286             195           8,481         -            8,481
                                                 ---------------------------------------------------------------------------
       Net interest income after PFLL                    210,071           6,596         216,667     5,004           221,671
Noninterest income                                        62,181           1,125          63,306    19,752            83,058
Noninterest expense                                      179,572           4,906         184,478    19,545           204,023
                                                 --------------------------------------- ------------------------------------
Income before income taxes                                92,680           2,815           95,495    5,211           100,706
Income taxes                                              33,962           1,002           34,964    2,085            37,049
                                                 --------------------------------------- ------------------------------------
       Net income                                         58,718           1,813           60,531    3,126            63,657
                                                 ===========================================================================
Earnings per common share:
       Primary                                              2.49            0.95             2.46    625.20             2.42
       Fully diluted                                           2.49            0.93          2.45    625.20             2.42
Average common shares:
       Primary                                        23,548,920       1,912,278     24,619,796       5,000      26,281,768
       Fully diluted                                  23,595,644       1,940,321     24,682,224       5,000      26,344,196


- --------------------------------------------
Notes:

 (1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring in nature.

 (2) Centura's historical 1995 information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

 (3) Pro forma adjustments have been computed assuming that the transactions presented were completed January 1, 1995.

 (4)   First Community Bank, Gastonia, NC ("FCB"):

       a) The pro forma adjustments assume that, simultaneously with the acquisiton, Centura repurchased or completed its repurchase of 100% of the shares to be issued in connection with the FCB acquisition and that there was no price differential between the stock issued and the stock repurchased.

       b) Amortization of goodwill of $15,855,000 is over a 15-year period (the period estimated to be benefited) using straight-line method ($1,057,000/year). Such amortization is not deductible for tax purposes; thus, no adjustment is made for tax benefit of this expense.

       c) Pro forma share and per share data are computed assuming the issuance of the shares noted above at an exchange ratio of .96, less an equivalent number of shares repurchased simultaneously upon consummation.

 (5)   FirstSouth Bank, Burlington, NC ("FSB")

       The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for FSB common stock at an exchange ratio of .56 share of Centura common stock for each share of FSB common stock. Historical FSB per share amounts and average common shares have been restated to reflect the 5% stock dividend declared by FSB in first quarter 1996.

 (6)   CLG, Inc., Raleigh, NC ("CLG")

       The merger of CLG is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for CLG common stock at an exchange ratio of 332.3944 shares of Centura common stock for each share of CLG common stock. Since CLG is on a fiscal year, the above includes the twelve-month period ending 1/31/96. Adjustments to eliminate and reclassify intercompany business are not material.

(7) 49% Interest in First Greensboro Home Equity, Greensboro, NC ("EqInt") The 49% share of First Greensboro's net income is included under noninterest income. The excess of Centura's cost of this investment over 49% of Centura's equity in the net assets of First Greensboro will be recognized on a straight line basis over 15 years ($1,913,000 per year), which is not considered deductible for tax purposes.

CENTURA BANKS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT For the Year Ended December 31, 1994 (in thousands, except share and per share data)

                                              Centura                           Pro forma                       Pro forma
                                            Banks, Inc.        Historical      Registrant/      Historical        Fully
                                           (Registrant)           FSB              FSB             CLG          Combined
                                         ----------------------------------------------------------------------------------
                                                   (1,2)             (1,3)                          (1,4)
Interest income                                   305,123            9,316        314,439         10,511         324,950
Interest expense                                  114,578            3,533        118,111           5,546        123,657
                                                 ------------------------------------------------------------------------
       Net interest income                        190,545            5,783        196,328           4,965        201,293
Provision for loan losses (PFLL)                      7,005             215         7,220                 -        7,220
                                                 ------------------------------------------------------------------------
       Net interest income after PFLL             183,540            5,568        189,108           4,965        194,073
Noninterest income                                  50,115           1,059         51,174         12,584          63,758
Noninterest expense                               152,355            4,412        156,767         13,440         170,207
                                                 ------------------------------------------------------------------------
Income before income taxes                          81,300           2,215          83,515          4,109          87,624
Income taxes                                        29,161              804         29,965          1,884          31,849
                                                 ------------------------------------------------------------------------
       Net income                                   52,139           1,411          53,550          2,225          55,775
                                                 ========================================================================
Earnings per common share:
       Primary                                        2.31             0.76             2.26         445.00            2.20
       Fully diluted                                  2.30             0.76             2.26         445.00            2.20
Average common shares:
       Primary                                  22,614,210        1,852,092       23,651,382           5,000     25,313,354
       Fully diluted                            22,678,421        1,861,036       23,720,601           5,000     25,382,573


- --------------------
Notes:

(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included.

       Adjustments, if any, are normal and recurring in nature.

 (2) Centura's historical 1994 information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

(3)    FirstSouth Bank, Burlington, NC  ("FSB")
       The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for FSB common stock at an exchange ratio of .56 share of Centura common stock for each share of FSB common stock. Historical FSB per share amounts and average common shares have been restated to reflect the 5% stock dividend declared by FSB in first quarter 1996.

(4)    CLG, Inc., Raleigh, NC  ("CLG")

       The merger of CLG is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for CLG common stock at an exchange ratio of 332.3944 shares of Centura common stock for each share of CLG common stock. Since CLG is on a fiscal year, the above includes the twelve-month period ending 1/31/95. Adjustments to eliminate and reclassify intercompany business are not material.

CENTURA BANKS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT For the Year Ended December 31, 1993 (in thousands, except share and per share data)

                                                        Centura                             Pro forma                     Pro forma
                                                      Banks, Inc.         Historical       Registrant/     Historical       Fully
                                                      (Registrant)            FSB              FSB            CLG         Combined
                                                  ----------------------------------------------------------------------------------
                                                         (1,2)               (1,3)                           (1,4)
Interest income                                           264,188              7,819        272,007      10,812          282,819
Interest expense                                          103,533              3,062        106,595        5,711         112,306
                                                  ------------------------------------------------------------------------------
       Net interest income                                160,655              4,757        165,412       5,101          170,513
Provision for loan losses (PFLL)                              8,841               310         9,151             -          9,151
                                                  ------------------------------------------------------------------------------
       Net interest income after PFLL                     151,814              4,447        156,261       5,101          161,362
Noninterest income                                          52,459             1,272         53,731       12,911          66,642
Noninterest expense                                       138,938              3,919        142,857      14,180          157,037
                                                  ------------------------------------------------------------------------------
Income before income taxes                                  65,335             1,800          67,135      3,832            70,967
Income taxes                                                22,166                659         22,825      3,866            26,691
                                                  ------------------------------------------------------------------------------
       Net income                                           43,169             1,141          44,310         (34)          44,276
                                                  ==============================================================================
Earnings per common share:
       Primary                                                2.09              0.64            2.04       (6.80)            1.90
       Fully diluted                                          2.05              0.64            2.00       (6.80)            1.86
Average common shares:
       Primary                                        20,696,145         1,769,616       21,687,130        5,000      23,349,102
       Fully diluted                                  21,203,238         1,769,616       22,194,223        5,000      23,856,195


- ------------------------------------
Notes:

(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included.
       Adjustments, if any, are normal and recurring in nature.

(2) Centura's historical 1993 information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

(3)    FirstSouth Bank, Burlington, NC  ("FSB")
       The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for FSB common stock at an exchange ratio of .56 share of Centura common stock for each share of FSB common stock. Historical FSB per share amounts and average common shares have been restated to reflect the 5% stock dividend declared by FSB in first quarter 1996.

(4)    CLG, Inc., Raleigh, NC  ("CLG")
       The merger of CLG is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for CLG common stock at an exchange ratio of 332.3944 shares of Centura common stock for each share of CLG common stock. Since CLG is on a fiscal year, the above includes the twelve-month period ending 1/31/94. Adjustments to eliminate and reclassify intercompany business are not material.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    CENTURA BANKS, INC.
                                    Registrant


Date: September 4, 1996             By:     /s/ Frank L. Pattillo
                                                Frank L. Pattillo
                                      Senior Executive Vice President
                                        and Chief Financial Officer